UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004 (October 22, 2004)

FIRST FARMERS AND MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	0-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

816 South Garden Street
Columbia, Tennessee	38402-1148
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (931) 388-3145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02.  Results of Operations and Financial Condition.

On October 22, 2004, First Farmers and Merchants Corporation issued a press release announcing its financial results for the quarter ended September 30, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits

(c)              The following exhibit is filed herewith:

            Exhibit Number 99.1  -  Press Release issued on October 22, 2004 by First Farmers and Merchants Corporation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FARMERS AND MERCHANTS CORPORATION
(Registrant)

Date October 22, 2004	By	/s/ T. Randy Stevens
T. Randy Stevens, President/Chief Executive Officer

Date October 22, 2004	By	/s/ Patricia N. McClanahan
Patricia N. McClanahan, Treasurer/Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                                                Title or Description

      99.1     Press release issued on October 22, 2004 by First Farmers and Merchants Corporation